JANUS EQUITY AND INCOME FUNDS

                        Supplement dated February 1, 2002
       to Statement of Additional Information ("SAI") dated July 31, 2001 as Supplemented September 28, 2001

Janus Investment Fund held a special meeting of shareholders on January 31, 2002 at which the Funds' shareholders approved various proposals, including revisions to certain of the Funds' investment restrictions and amendments to Janus Investment Fund's Agreement and Declaration of Trust.

Shareholders approved the following changes to the Funds' investment restrictions. Each of these policies is a fundamental restriction, which may not be changed without a subsequent shareholder vote. NONE OF THESE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE FUNDS.

For Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, restriction (1) on page 3 of the SAI is replaced in its entirety with the following:

o With respect to 75% of its total assets, Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

For Janus Enterprise Fund, Janus Special Situations Fund and Janus Global Value Fund, restriction (1) on page 3 of the SAI is rescinded.

For Janus Enterprise Fund, Janus Mercury Fund, Janus Special Situations Fund, Janus Fund 2, Janus Global Value Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, restriction (4) on page 4 of the SAI is replaced in its entirety with the following:

o Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

For Janus Enterprise Fund, Janus Mercury Fund, Janus Special Situations Fund, Janus Fund 2, Janus Global Value Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt

Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, restriction (5) on page 4 of the SAI is replaced in its entirety with the following:

o Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

For Janus Enterprise Fund, Janus Mercury Fund, Janus Special Situations Fund, Janus Fund 2, Janus Global Value Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, restriction (e) on page 6 of the SAI is deleted in its entirety, current restrictions (f) and (g) on pages 6 and 7 of the SAI are redesignated as (e) and
(f), respectively, and the following is added as restriction (7) on page 4 of the SAI:

o Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

In accordance with the amendments to Janus Investment Fund's Agreement and Declaration of Trust approved by shareholders at the meeting, the current disclosure under the headings "Shareholder Meetings" and "Voting Rights" in the "Miscellaneous Information" section of the SAI is replaced with the following:

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.